EXHIBIT 23.1
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                        INDEPENDENT AUDITORS' CONSENT
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             We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-48897 on Form S-20 of The Options Clearing Corporation of our report dated January 29, 1999, appearing in Part II hereof, and to the reference to us under the heading "Legal Opinions and Experts" in Part II hereof.


   Deloitte & Touche LLP
   Chicago, Illinois
   March 31, 1999